Exhibit 99.1

INTREXON CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On June 12, 2015, Intrexon Corporation (the “Company”) completed its distribution of all of its 17,830,305 shares of ZIOPHARM Oncology, Inc. (“ZIOPHARM”) common stock as a pro rata dividend on shares of Company common stock, and on warrants to purchase shares of Company common stock, outstanding on June 4, 2015, the record date.

The following unaudited pro forma consolidated financial information has been prepared to illustrate the effect of the Company’s distribution of all of its shares of ZIOPHARM as a dividend. The pro forma adjustments are based on the best information available and assumptions that management believes are factually supportable. The accompanying unaudited pro forma consolidated financial statements of Intrexon Corporation and its subsidiaries (collectively, the “Company”, Intrexon”, “we”, “our” and “us”) were derived from the Company’s historical consolidated financial statements and contain the required unaudited pro forma consolidated balance sheet of the Company as of March 31, 2015, and the unaudited pro forma consolidated statements of operations for the fiscal year ended December 31, 2014 and for the three months ended March 31, 2015. The unaudited pro forma consolidated balance sheet is based on the Company’s historical consolidated balance sheet as of March 31, 2015 and gives effect to the distribution using the market value per share of ZIOPHARM common stock as of March 31, 2015. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2014 and the three months ended March 31, 2015 presents the Company’s results of operations as if the distribution occurred on January 1, 2014 using the market value per share of ZIOPHARM common stock as of December 31, 2013.

The following unaudited pro forma consolidated financial statements are presented for informational purposes only and do not purport to reflect the Company’s financial position and results of operations had the disposition occurred on the dates as indicated above. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations and should be read in conjunction with the accompanying notes to those financial statements and with the historical consolidated financial statements of the Company and related notes thereto included in its Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2015, both filed with the Securities and Exchange Commission.

Intrexon Corporation and Subsidiaries

Pro Forma Consolidated Balance Sheet

(Unaudited, as of March 31, 2015)

(Amounts in thousands, except share data)	Historical Intrexon	Pro Forma Adjustments	Footnotes	Pro Forma Intrexon

Assets
Current assets
Cash and cash equivalents	$99,015			$99,015
Short-term investments	82,461			82,461
Receivables				0
Trade, net	15,001			15,001
Related parties	9,795			9,795
Note	1,517			1,517
Other	766			766
Inventory	26,171			26,171
Prepaid expenses and other	4,073			4,073

Total current assets	238,799	—		238,799
Long-term investments	9,049			9,049
Equity securities	294,922	(192,032)	(A)	102,890
Property, plant and equipment, net	38,015			38,015
Intangible assets, net	129,308			129,308
Goodwill	104,045			104,045
Investments in affiliates	3,024			3,024
Other assets	2,825			2,825

Total assets	$819,987	$(192,032)		$627,955

Liabilities and Total Equity
Current liabilities
Accounts payable	$6,904			$6,904
Accrued compensation and benefits	8,029			8,029
Income taxes payable	—	1,463	(B)	1,463
Other accrued liabilities	7,072			7,072
Deferred revenue	17,289			17,289
Lines of credit	621			621
Current portion of long term debt	1,426			1,426
Current portion of deferred consideration	7,310			7,310
Related party payables	52			52

Total current liabilities	48,703	1,463		50,166
Long term debt, net of current portion	8,300			8,300
Deferred consideration, net of current portion	13,406			13,406
Deferred revenue	93,998			93,998
Deferred tax liability	1,379			1,379
Other long term liabilities	856			856

Total liabilities	166,642	1,463		168,105
Commitments and contingencies (Note 16)
Total equity
Common stock, no par value, 200,000,000 shares authorized as of March 31, 2015 and December 31, 2014; 108,522,561 and 100,557,932 shares issued and outstanding as of March 31, 2015 and December 31, 2014, respectively	—			—
Additional paid-in capital	1,074,944	(192,032)	(A)	882,912
Accumulated deficit	(431,139)	(1,463)	(B)	(432,602)
Accumulated other comprehensive loss	(3,137)			(3,137)

Total Intrexon shareholders’ equity	640,668	(193,495)		447,173
Noncontrolling interests	12,677			12,677

Total equity	653,345	(193,495)		459,850

Total liabilities and total equity	$819,987	$(192,032)		$627,955

Intrexon Corporation and Subsidiaries

Pro Forma Consolidated Statement of Operations

(Unaudited, for the three month period ended March 31, 2015)

(Amounts in thousands, except share and per share data)	Historical Intrexon	Pro Forma Adjustments	Footnotes	Pro Forma Intrexon
Revenues
Collaboration revenues	$14,735			$14,735
Product revenues	8,933			8,933
Service revenues	9,957			9,957
Other revenues	224			224

Total revenues	33,849	—		33,849
Operating Expenses
Cost of products	8,675			8,675
Cost of services	5,362			5,362
Research and development	79,307			79,307
Selling, general and administrative	27,628			27,628

Total operating expenses	120,972	—		120,972
Operating loss	(87,123)	—		(87,123)
Other Income, net
Unrealized appreciation in fair value of equity securities	115,454	(96,334)	(C)	19,120
Interest expense	(343)			(343)
Interest income	300			300
Other income, net	267			267

Total other income, net	115,678	(96,334)		19,344
Equity in net loss of affiliates	(1,956)			(1,956)

Income (loss) before income taxes	26,599	(96,334)		(69,735)
Income tax expense	(795)			(795)

Net income (loss)	$25,804	$(96,334)		$(70,530)
Net loss attributable to the noncontrolling interests	1,293			1,293

Net income (loss) attributable to Intrexon	$27,097	$(96,334)		$(69,237)

Net income (loss) attributable to common shareholders per share, basic	$0.26			$(0.65)

Net income (loss) attributable to common shareholders per share, diluted	$0.25			$(0.65)

Weighted average shares outstanding, basic	106,103,848			106,103,848
Weighted average shares outstanding, diluted	108,141,734			106,103,848

Intrexon Corporation and Subsidiaries

Pro Forma Consolidated Statement of Operations

(Unaudited, for the year ended December 31, 2014)

(Amounts in thousands, except share and per share data)	Historical Intrexon	Pro Forma Adjustments	Footnotes	Pro Forma Intrexon
Revenues
Collaboration revenues	$45,212			$45,212
Product revenues	11,481			11,481
Service revenues	14,761			14,761
Other revenues	476			476

Total revenues	71,930	—		71,930
Operating Expenses
Cost of products	11,035			11,035
Cost of services	8,225			8,225
Research and development	58,983			58,983
Selling, general and administrative	63,649			63,649

Total operating expenses	141,892	—		141,892
Operating loss	(69,962)	—		(69,962)
Other Expense, net
Unrealized appreciation in fair value of equity securities	(10,469)	(11,965)	(C)	(22,434)
Realized loss on distribution of equity securities	—	(7,282)	(D)	(7,282)
Interest expense	(666)			(666)
Interest income	806			806
Other expense, net	(168)			(168)

Total other expense, net	(10,497)	(19,247)		(29,744)
Equity in net loss of affiliates	(5,260)			(5,260)

Loss before income taxes	(85,719)	(19,247)		(104,966)
Income tax benefit	103			103

Net loss attributable to the noncontrolling interests	$(85,616)	$(19,247)		$(104,863)
Net loss attributable to the noncontrolling interests	3,794			3,794

Net loss attributable to Intrexon	$(81,822)	$(19,247)		$(101,069)

Net loss attributable to common shareholders per share, basic and diluted	$(0.83)			$(1.02)

Weighted average shares outstanding, basic and diluted	99,170,653			99,170,653

Intrexon Corporation and Subsidiaries

Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 1 – Pro Forma Adjustments

(A)	This pro forma adjustment reflects the distribution of all of the Company’s 17,830,305 shares of ZIOPHARM common stock, valued as of the March 31, 2015 ZIOPHARM common stock closing price of $10.77.
(B)	This pro forma adjustment reflects the Company’s estimated income tax liability on the distribution of ZIOPHARM stock to the Company’s shareholders after the planned use of available net operating loss carryforwards except for the amount subject to a 2% corporate alternative minimum tax. The final tax liability depends upon, among other things, the market value of ZIOPHARM common stock that is distributed to the Company’s shareholders.
(C)	This pro forma adjustment reflects the removal of the unrealized appreciation (depreciation) in the Company’s shares of ZIOPHARM common stock for the year ended December 31, 2014 and the three months ended March 31, 2015.
(D)	This pro forma adjustment reflects the realized loss valued as of December 31, 2013 required to be recorded as if the distribution of the Company’s shares of ZIOPHARM common stock occurred on January 1, 2014.